CARVER BANCORP, INC.

NASDAQ: CARV

GROWTH THROUGH INNOVATION

ANNUAL MEETING OF SHAREHOLDERS

September 15, 2022

Forward Looking Statements

Certain statements contained in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements which may be identified by the use of such words as "believe," "expect," "anticipate," "intend," "should," "could," "planned," "estimated," "potential" and similar terms and phrases. Forward-looking statements are subject to risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Carver Bancorp, Inc. (the "Company") and Carver Federal Savings Bank (the "Bank") operate, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.

The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company and the Bank undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Presentation Highlights by
Michael T. Pugh, President & CEO

- Carver's Mission
- Investments in the Communities We Serve
- Growth Through Innovation
- Fiscal Year 2022 Highlights
- Carver in the News
- Questions and Answers

Carver's Mission

Our Historic Mission

For Over 74 Years, Carver's mission has been to provide New Yorkers with access to capital and competitively priced banking solutions. As the largest African- and Caribbean-American managed and publicly traded Minority Depository Institution in the United States, Carver continues in its mission to provide access to capital and banking services to Minority and Women-owned Business Enterprises (MWBEs) and consumers across the Greater New York City region.

23 Carver has funded approximately **$23 million in loans** to MWBEs through public and private partnerships like the MTA Small Business Mentorship Program.

80 Approximately **80 cents of every dollar** is reinvested back into our communities fueling business growth, job creation and development.

50 Our participation in the Paycheck Protection Program resulted in the preservation of more than 5,000 jobs and provided **$50 million in access to capital** for small businesses in the communities we serve.

16 Carver has supported more than **16,000 loans to small businesses** nationwide, through a liquidity funding partnership with a minority-owned fintech company.

Serving Our Customers

- Founded in 1948 to meet the banking needs of underserved African American ("AA") communities, the Bank is one of the largest publicly-traded AA-managed banks in the United States, and the only AA-managed bank in the New York metropolitan area.
- Seven full-service branches and 24/7 ATM centers serve low- to moderate-income communities in Manhattan, Brooklyn and Queens. Online account opening available in nine states and Washington, DC.
- Member of the Allpoint, Wells Fargo and JPMorgan ATM networks giving customers access to 84,000 ATMs nationwide.
- Offering a full range of traditional, online, and mobile banking services. Carver's free mobile app is available through the Apple and Google Play app stores.
- Designated a Community Development Financial Institution by the U.S. Treasury and regulated by the Office of the Comptroller of the Currency.



MANHATTAN
(2)
QUEENS (1)
BROOKLYN
(4)
East
Jamaica

Investments in the Communities We Serve

Carver's Social Impact

- Recognized as a Community Development Financial Institution and awarded **"Outstanding"** CRA Ratings for Reinvestment in the Communities we serve over the past several years
- Support for Historically Black Colleges & Universities
- Sponsorship and Engagement, including the development of financial education, wealth building skills and small business empowerment programs
- Impactful Local Investment utilizing federal and state grants to support non-profit organizations providing workforce development, financial education, and home ownership programs
- Leading with Service to support food distribution programs in low-to-moderate income communities throughout New York City

Support for Historically Black Colleges & Universities

Carver has partnered with the Society for Financial Education and Professional Development to sponsor students at three HBCUs (Howard University, Medgar Evers College, and the University of the District of Columbia) to train in financial education and perform peer-to-peer financial education in their respective schools and their communities.


CARVER BANK
SFE&PD
STUDENT AMBASSADOR PARTNERSHIP
Enhancing Financial Literacy Skills for College Students


Society for Financ
Education
&
Professional
SFE&PD

Sponsorship and Engagement

Habitat for Humanity

Carver Federal Savings Bank joined Habitat for Humanity NYC on one of their sites in Queens to celebrate their first Juneteenth build. Five volunteers from Carver participated in rehabbing a single-family home that will be sold to a low- to moderate-income family.


Habitat
for Humanity
New York City and
Westchester County












Habitat
for Humanity



Impactful Local Investment

Women Entrepreneur & Professional Roundtable

Carver has supported and sponsored events and roundtable discussions for small businesses throughout Greater New York City.





Leading with Service

Madison Square Boys & Girls Club

Carver participated in a food drive with Madison Square Boys & Girls Club providing approximately 431,250 pounds of food to more than 1,000 families throughout New York City to community residents impacted by the pandemic.


MADISON SQUARE
BOYS & GIRLS CLUB

Growth Through Innovation

Growth Through Business Initiatives

- Created new Personal and Business Credit Card
- Developed partnership with Brooklyn Navy Yard focusing on business development and ATM services
- Established new partnership with City College of New York to provide banking and ATM services to college students
- Expanded Private/Institutional Banking with new leadership and products

Lending Growth

- Record breaking performance surpassing over $203 million in gross loan production in FY2022
- A leader in **Providing Loans to Minority and Women Business Entrepreneurs ("MWBEs")** along with technical assistance through programs such as the MTA Small Business Development Program
- An active participant in the NYS "Bridge to Success" Loan Program which provides small MWBE businesses with access to capital across the state
- Building strategic partnerships with regional and national financial institutions allowing a greater impact on our targeted communities
- Coordinating MWBE small business roundtables with community organizations to expand banking activity and diversify our loan portfolio

Developing People and Talent

- Instituted a hybrid working schedule to create efficiency and attract talent
- Invested in the organization's compensation and benefits packages to retain and attract top talent
- Created a Women in Business Recognition Program and awarded our top performers with a Carver Core Value Award
- Partnered with Touro University Graduate School of Business to offer tuition savings to complement Carver's Tuition Reimbursement Program
- An internal promotion rate of 18%, representing a significant investment in our organization's people

Innovation Through Technology – Coming Soon

Online Banking Growth

- Expanding on-line account capabilities that further solidifies Carver's geographic reach in the Northeast marketplace with a focus on the acquisition of new customers

Efficiency and Customer Experience

- Enhancing the customer experience with improved digital technology that simplifies the account opening process for consumers and businesses
- New Strategic Partnerships with FinTechs to enhance consumer loan products
- Implementing "real time" fraud prevention system to minimize losses
- Upgrading the loan origination system to enhance customer service and improve operational efficiency

Small Business Entrepreneurship – Access to Capital and Services

- Further expansion of loan programs for MBWEs with new product offerings
- Launching new MWBE and Small Business Entrepreneurs Private and Public Sector Partnerships for access to capital
- Additional Cash Management Account product features that ensures continued competitive positioning for the acquisition of business clients

Fiscal Year 2022 Highlights

Franchise Growth

($ in millions)

Total Assets

CAGR** 9.26%



$564
$579
$677
$735
2019
2020
2021
2022

Loan Production

CAGR 10.60%



$424
$424
$478
$574
2019
2020
2021
2022

Increase in Deposits

CAGR 9.36%



$480
$489
$557
$628
2019
2020
2021
2022

*Carver Bancorp's Fiscal Year begins April 1 and ends March 31.
**Compound Annual Growth Rate

Performance: Improving Trends

Net Loss ($ in thousands)



($5,423)
($3,896)
($847)
2020
2021
2022

Return on Average Assets



(0.96%)
(0.58%)
(0.12%)
2020
2021
2022

Net Interest Margin



2.95%
2.49%
3.01%
2020
2021
2022

Efficiency Ratio



127.38%
118.09%
100.88%
2020
2021
2022

CARVER BANCORP, INC.

*Carver Bancorp's Fiscal Year begins April 1 and ends March 31.

Building Shareholder Value

During Fiscal Years 2021& 2022 the Company utilized successful strategies to raise capital, including:

- Private placements of over 400,000 shares of newly issued common stock to institutional investors
- Private placements of 12,177 shares of new Series E & Series F Preferred Stock to institutional investors
- At-The-Market public stock offerings resulting in 397,000 shares of newly issued common stock

Resulting in:

- Tangible book value per common share increased from $0.77 at 3/31/2020 to $8.49 at 3/31/2022
- Total risk-based capital increased from $69 million at 3/31/2020 to $83 million at 3/31/2022

Selected Statistical Data

Performance Ratios	2020	2021	2022
Return on average assets	(0.95%)	(0.58%)	(0.12%)
Return on average stockholders equity	(10.51%)	(8.24%)	(1.54%)
Return on average stockholders equity, excluding AOCI	(10.52%)	(8.25%)	(1.49%)
Net interest margin	2.95%	2.49%	3.01%
Average interest rate spread	2.69%	2.30%	2.88%
Efficiency Ratio	127.38%	118.09%	100.88%
Operating expense to average assets	4.39%	3.91%	3.98%
Average stockholders equity to average assets	9.00%	7.09%	7.77%
Average stockholders equity, excluding AOCI, to average assets	9.00%	7.08%	8.05%

Asset Quality Ratios			
Non-performing assets to total assets	1.19%	1.07%	1.57%
Non-performing loans to total loans receivable	1.58%	1.49%	1.98%
Allowance for loan losses to total loans, excluding PPP loans	1.15%	1.15%	1.00%

*Carver Bancorp's Fiscal Year begins April 1 and ends March 31.

Carver in the News

Our Strength as a Public Company


BANKING ON COMMUNITY

The CEO Magazine
Banking on Community

Carver is hyperlocal bank serving communities that are often excluded from financial services. President & CEO Michael T. Pugh explains how it is using digital platforms to reach new customers nationwide.


CARVER BANCORP, INC.
Nasdaq

NASDAQ Closing Bell

Carver's Board of Directors and Management Team ring the bell at NASDAQ's Closing Bell Ceremony.

Carver Board of Directors



Lewis P. Jones III
Chairman of the Board



Dr. Pazel G. Jackson, Jr.
Vice Chairman



Michael T. Pugh
President & CEO



Kenneth J. Knuckles
Vice Chairman



Steven C. Bussey



Colvin W. Grannum



Jillian E. Joseph



Craig C. MacKay



Robin L. Nunn

*Carver's Board of Directors is comprised of 100% persons of color and/or women.

Questions and Answers